POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors, hereby nominate, constitute and appoint each of Allen B. Morgan, Jr., Brian B. Sullivan, J. Thompson Weller, Charles D. Maxwell and Jennifer R. Gonzalez, and each of them singly, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him/her and on his/her behalf, and in his/her name and in his/her capacity as officers or directors of Morgan Keegan Select Fund, Inc., to make, execute and sign the Registration Statement on Form N-14 and any or all amendments thereto of Morgan Keegan Select Fund, Inc., and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                 Title                Date
---------                                 -----                ----

/s/ J. Kenneth Alderman                   Director             July 20, 2007
-----------------------

J. Kenneth Alderman

/s/ Jack R. Blair                         Director             July 20, 2007
-----------------

Jack R. Blair

/s/ Albert C. Johnson                     Director             July 20, 2007
---------------------

Albert C. Johnson

/s/ James Stillman R. McFadden            Director             July 20, 2007
------------------------------

James Stillman R. McFadden

/s/ Allen B. Morgan, Jr.                  Director             July 20, 2007
------------------------

Allen B. Morgan, Jr.

/s/ W. Randall Pittman                    Director             July 20, 2007
----------------------

W. Randall Pittman

/s/ Mary S. Stone                         Director             July 20, 2007
-----------------

Mary S. Stone

/s/ Archie W. Willis III                  Director             July 20, 2007
------------------------

Archie W. Willis III

/s/ Brian B. Sullivan                     President            July 20, 2007
---------------------

Brian B. Sullivan

/s/ J. Thompson Weller                    Treasurer            July 20, 2007
----------------------

J. Thompson Weller


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